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                                                                   EXHIBIT 10.38
                              RUBIO'S RESTAURANTS, INC.
                           NOTICE OF GRANT OF STOCK OPTION

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Rubio's Restaurants, Inc. (the "Corporation"):

          OPTIONEE: __________________________________________________________

          GRANT DATE: ________________________________________________________

          VESTING COMMENCEMENT DATE: _________________________________________

          EXERCISE PRICE:  $ _____________________  per share

          NUMBER OF OPTION SHARES: ________________ shares of Common Stock

          EXPIRATION DATE: ___________________________________________________

          TYPE OF OPTION:    ________ Incentive Stock Option

                             ________ Non-Statutory Stock Option

          DATE EXERCISABLE:  Immediately Exercisable

          VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Rubio's Restaurants, Inc. 1998 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

          Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B.


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Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

          REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

          NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: _____________, 199__


                                   RUBIO'S RESTAURANTS, INC.

                                   By:       _________________________________

                                   Title:    _________________________________

                                             _________________________________
                                                          OPTIONEE

                                   Address:  _________________________________

                                             _________________________________


ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - 1998 STOCK OPTION/STOCK ISSUANCE PLAN

                                     2


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                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

              (See Exhibit 10.39 to Registration Statement of Form S-1)


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                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

              (See Exhibit 10.41 to Registration Statement on Form S-1)



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                                      EXHIBIT C

                        1998 STOCK OPTION/STOCK ISSUANCE PLAN

              (See Exhibit 10.37 to Registration Statement on Form S-1)